FINANCIAL INSTRUMENTS AND OTHER FAIR VALUE DISCLOSURES	12 Months Ended
Dec. 31, 2015
FINANCIAL INSTRUMENTS AND OTHER FAIR VALUE DISCLOSURES [Abstract]
FINANCIAL INSTRUMENTS AND OTHER FAIR VALUE DISCLOSURES
9.	FINANCIAL INSTRUMENTS AND OTHER FAIR VALUE DISCLOSURES

In 2015 the Company entered into forward contracts to purchase a fixed amount of Norwegian Kroners by selling a fixed U.S. Dollars amount for an average exchange rate of 7.89. The contracts are designated as a fair value hedge for exposure to changes in fair value attributable to changes in the exchange rate on a portion of the remaining commitment related to the purchase of one PSV expected to be delivered in April 2016.

Changes in the fair value of the firm commitment and forward contracts caused by fluctuations in the forward exchange rate during the period in which the hedge is in effect will be reflected as an asset or liability. Any ineffectiveness in the hedge is recognized in the profit and loss statements. Per December 31, 2015 no material costs have been recognized due to hedge ineffectiveness.

As of December 31, 2015 using a forward Norwegian Kroners/U.S. Dollars exchange rate of 8.80 an asset of $3.1 million and a liability of $3.1 million are recorded at fair value on the balance sheet as Other Current Assets and Accrued Liabilities, respectively.  Fair value estimates are based on Level 2 inputs including third-party quotes. The hedge will not affect the statements of cash flows until fulfillment of the commitment or settlement of the derivative.

The Company categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value for those assets and liabilities that are recorded on the balance sheet at fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1.	Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2.	Inputs, other than the quoted prices in active markets that are observable either directly or indirectly; and
Level 3.	Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments and other financial assets.
-	The carrying value of cash and cash equivalents is a reasonable estimate of fair value.
-	The estimated fair value for the long-term debt is considered to be equal to the carrying values since it bears spreads and variable interest rates which approximate market rates.
-	The basis for the estimated fair value of the firm commitment and the value related to the forward contracts has been put forth above.

The carrying value and estimated fair value of the Company's financial instruments at December 31, 2015 and 2014 are as follows:

All figures in USD '000	Fair Value Hierarchy Level	2015 Fair Value	2015 Carrying Value	2014 Fair Value	2014 Carrying Value
Cash and Cash Equivalents	1	5,339	5,339	46,398	46,398
Firm Commitment	2	3,077	3,077	-	-
Forward Contracts	2	(3,087)	(3,087)	-	-
Credit Facility	2	(47,000)	(47,000)	-	-

Contracts with the same counterparty are presented net as these contracts are allowed to be net settled.